FAIR VALUE GAINS, NET (Tables)	6 Months Ended
Jun. 30, 2018
Fair Value Measurement [Abstract]
Schedule of fair value gains (losses)
The components of fair value gains, net, are as follows:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2018	2017	2018	2017
Commercial properties	$(9)	$293	$409	$145
Commercial developments	355	60	384	104
Financial instruments and other(1)	424	101	594	129
Total fair values gains, net	$770	$454	$1,387	$378

(1)	Includes bargain purchase gains from business acquisitions and combinations of $215 million (2017 - $168 million). See Note 3, Business Acquisitions and Combinations, for further information.